[PHOTO OMITTED]
                                                   [MARIO GABELLI PHOTO OMITTED]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

[PHOTO OMITTED]
[PHOTO OF FLAGS OMITTED]


                        GABELLI INTERNATIONAL GROWTH FUND

                        ANNUAL REPORT - DECEMBER 31, 2001

                                [GRAPHIC OMITTED]

                         [GRAPHIC OF FOUR STARS OMITTED]



MORNINGSTAR RATED[TM] GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND FOR
 THE FIVE-YEAR PERIOD ENDED 12/31/01 AMONG 899 INTERNATIONAL EQUITY FUNDS. THE
  FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 12/31/01 AMONG 1,351
                          INTERNATIONAL EQUITY FUNDS.


[PHOTO OMITTED]
[PHOTO OF CAESAR BRYAN OMITTED]


CAESAR BRYAN



TO OUR SHAREHOLDERS,

      Worldwide, with one exception, equity markets enjoyed a substantial recovery in the final three months of the year. Most markets actually bottomed on September 21, 2001 and had already begun their rebound by the end of the third quarter. The exception was Japan where the market fell to a new low.

      Among the larger developed markets outside the United States, those linked most closely to the Nasdaq market did best. Markets such as Sweden and her Scandinavian neighbors did well, since those markets have a high exposure to technology. Remember, the Nasdaq 100 index surged by 35% in the final three months of the year. Europe, as measured by the Dow Jones Stoxx Index, rose by 9.11%.

      Japan, as measured by the broadly based Topix Index, declined by 8.4% in dollar terms. In Yen, the index actually managed a small rise of less than 1%. Against the Yen, the dollar surged as Japan has decided to weaken its currency in an attempt to increase their export competitiveness and by the end of December the Yen was trading at over 131 to the dollar. And since year-end, the yen has fallen further. Indeed, the dollar appreciated in relation to most currencies both during the quarter and the year. During the quarter, the dollar appreciated by about 4% against the Euro but by only just over 1% against Sterling. The performance of the dollar is very impressive. Usually, a country with a weakening economy, sharply lower interest rates and a large trade deficit enjoys the competitive advantages of a declining currency. Not so with the dollar. Why? Possibly because currencies move relative to one another and the dollar remains considerably more attractive than the alternatives, namely, the Euro and the Yen. But currencies tend to move in cycles and the dollar is likely to weaken from its current level.




--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [copyright]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

-------------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                      --------------------------------------------------------
                                                       1ST         2ND         3RD         4TH           YEAR
                                                      --------------------------------------------------------
  2001:   Net Asset Value .........................   $15.20      $15.57     $13.14       $13.74        $13.74
          Total Return ............................   (16.9)%       2.4%     (15.6)%        6.2%        (23.7)%
-------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .........................   $24.34      $21.45     $20.07       $18.29        $18.29
          Total Return ............................     6.7%      (11.9)%     (6.4)%      (5.1)%        (16.5)%
-------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .........................   $15.94      $16.38     $17.40       $22.82        $22.82
          Total Return ............................     2.0%        2.8%       6.2%        36.9%         52.4%
-------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .........................   $17.03      $17.58     $14.74       $15.63        $15.63
          Total Return ............................    18.3%        3.2%     (16.2)%       14.7%         17.4%
-------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .........................   $13.51      $14.67     $15.31       $14.40        $14.40
          Total Return ............................     0.7%        8.6%       4.4%        (5.9)%         7.3%
-------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .........................   $11.71      $12.55     $12.53       $13.42        $13.42
          Total Return ............................     6.6%        7.2%      (0.2)%        7.1%         22.2%
-------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .........................      --          --      $10.57       $10.98        $10.98
          Total Return ............................      --          --        5.7%(b)      3.9%          9.8%(b)
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
          Average Annual Returns (Class AAA Shares)
-------------------------------------------------------------
                   December 31, 2001 (a)
                   ---------------------

  1 Year ....................................... (23.72)%
  5 Year .......................................    4.10%
  Life of Fund (b) .............................    7.90%
---------------------------------------------------------------
                      Dividend History
---------------------------------------------------------------
PAYMENT (EX) DATE        RATE PER SHARE      REINVESTMENT PRICE
-----------------        --------------      ------------------
December 27, 2001            $0.209                $13.61
December 27, 2000            $0.754                $18.00
December 27, 1999            $0.970                $22.06
December 28, 1998            $1.260                $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      Emerging markets did best during the quarter. Some of the emerging markets did even better than U.S. technology shares. Korea rose by 44% and Taiwan appreciated by 51% during the quarter. Is there a message in the very high levels of volatility? Generally the higher the volatility or risk, the higher the risk premium investors will demand to hold equities. In short, if stocks rise and fall like a yo-yo, equity investors will tend to value stocks less highly.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Gabelli International Growth Fund's (the "Fund") net asset value rose 6.17%. The Morgan Stanley Capital International ("MSCI") EAFE Index of international markets and the Lipper International Fund Average rose 6.98% and 8.43%, respectively, over the same period. The MSCI EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund fell

23.72% for 2001 compared with a decline of 21.21% and 21.71% for the MSCI EAFE Index of international markets and Lipper International Fund Average, respectively, over the same twelve-month period.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE AND THE
                 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
          Gabelli International      Lipper International   Morgan Stanley
         Growth Fund (Class AAA)         Fund Average         EAFE Index
6/30/95             $10,000               $10,000               $10,000
Dec-95               10,990                10,605                10,837
Dec-96               13,429                12,132                11,314
Dec-97               14,409                12,799                11,552
Dec-98               16,912                14,465                13,000
Dec-99               25,777                20,375                16,549
Dec-00               21,526                17,197                14,239
Dec-01               16,420                13,464                11,219



      For the three-year period ended December 31, 2001, the Fund's total return declined 0.98% annually, versus average annual declines of 4.79% and 2.37% for the MSCI EAFE Index and the Lipper International Fund Average, respectively, over the same period. For the five-year period ended December 31, 2001, the Fund returned 4.10% annually, versus average annual returns of 1.17% and 1.94% for the MSCI EAFE Index and the Lipper International Fund Average, respectively. Since inception on June 30, 1995 through December 31, 2001, the Fund had a cumulative total return of 64.09%, which equates to an average annual total return of 7.90%.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      With the exception of Japan, international markets tended to follow in the footsteps of Wall Street during the quarter. In the U.S., the Standard & Poor's ("S&P") 500 index rose 10.7%. This rally came from very overvalued levels but was definitely assisted by the aggressive easing undertaken by the Federal Reserve Board (the "Fed") and the unexpected success of the U.S. military action in Afghanistan.

      By the end of the year, U.S. short-term interest rates stood at 1.75%. The Fed has lowered rates an unprecedented eleven times in a twelve-month period. This was a signal to the markets that the monetary authorities remain committed to providing sufficient liquidity to help foster an economic recovery. And the markets reacted positively. Thus far the economic downturn has been fairly shallow. Looking ahead, the expected recovery may therefore be somewhat muted. Inventories have been pared substantially helped by robust auto sales due to the zero percent financing. So it is reasonable to expect a decent inventory swing.

      However, there are some headwinds that may prevent a strong recovery. First, the consumer has continued to spend with little respite and consumer debt levels are still quite high by historic standards. Second, business fixed investment, although depressed, is unlikely to bounce back sharply. Overcapacity in many sectors remains a concern, and although we expect an improvement in corporate profitability it probably won't be sufficient to spur a major snap back in corporate investments, which tend to be closely correlated to corporate profits. Third, the dollar remains strong. This makes U.S. exports less competitive and foreign manufacturers have been able to gain market share in the U.S. market.

      Europe, on the contrary, has benefited from a weak Euro and this has helped to cushion the effects of the recent downturn. January 1, 2002 saw the introduction of the Euro in its physical form. Clearly this was a major event and its introduction was a technical success. During the next few months the legacy currencies will slowly be phased out. The introduction of the new currency actually resulted in a rounding up of prices, so the consumer price index did move up a little early in the New Year. We expect this to be temporary and inflation is likely to trend down in the coming months. This should provide scope for the


                                   HOLDINGS BY
                          GEOGRAPHIC REGION - 12/31/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

United Kingdon          24.1%
Japan                   18.2%
Switzerland             14.4%
France                  12.6%
Ireland                  9.3%
Australia                3.7%
Spain                    3.6%
Hong Kong                2.9%
Other Europe            11.2%

European Central Bank, if economic conditions further deteriorate, to lower interest rates from their current level of 3.25%. The European Central Bank has not been nearly as aggressive as the Federal Reserve. Their more conservative approach probably reflects lingering concerns over inflation and the need to build credibility in the market place.

      The New Year also saw the abolition of corporate capital gains tax in Germany. The rate had been fifty percent on capital gains. This reform will enable German companies to sell long held stakes in other companies, many of which are non-strategic. We believe European markets offer good value with the potential for an increase in corporate transactions when confidence improves. We expect an improvement in corporate profits as demand picks up and companies benefit from cost cutting and lower input prices, including energy.

      Japan remains a major disappointment. Their newly elected prime minister, Mr. Koizumi, has been unable or unwilling to introduce any meaningful reforms, despite huge personal popularity. In the meanwhile, the economy continues to deflate. Falling prices punish those in debt. The already weak banking system continues to receive body blows on a regular basis in the form of huge corporate bankruptcies. Mycal, a food retailer, recently went bankrupt and its debts were considered performing by its banks up to the day they declared bankruptcy. One solution would be to nationalize the banks, but that would weaken the life insurance industry, since companies in that sector own large equity stakes in many banks.

      In the face of a continued loss of confidence, investors have further liquidated share holdings. Who wants to own shares in the face of forced sellers as cross shareholdings are unwound? To add to the discomfort, the yen has weakened significantly. This further erodes the value of Japanese investments for a foreigner. The Japanese authorities have encouraged the weaker yen as they hope this will improve the level of exports and the cost of imports, which is inflationary. Anything for some inflation. The Bank of Japan has taken interest rates to almost nothing and financial institutions have reinvested in Government bonds yielding 1.30%. We see some risk in the bond market should inflationary expectations ever resurface. And remember, Government debt in Japan has risen sharply to over 130% of Gross National Product, the highest level among leading economies. Indeed, the bond market has weakened over the last two weeks.

INVESTMENT SCORECARD

      Our more economically sensitive stocks did best during the quarter. These included: THK Company, a Japanese capital equipment producer; Tokyo Electron, a semiconductor manufacturing equipment company; NRJ Group, a French radio broadcaster; and RTL Group, Europe's largest television and radio broadcaster. Other large holdings that performed well included Cheung Kong, Rohm Co., News Corp., Christian Dior, Telecom Italia and the Swatch Group.

      At the other end of the spectrum, our losers included a number of Japanese stocks and defensive holdings in the pharmaceuticals sector. GlaxoSmithKline, Novartis and Aventis all fell by more than 5%. AstraZeneca, Roche Holdings and Takeda Chemical all declined in price. Japanese stocks such as Nikko Cordial
Corp., Nippon Broadcasting, Shimano, and Benesse also fell by more than 5% during the quarter.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2001.

ASTRAZENECA PLC (AZN.L - $46.58 - LONDON STOCK EXCHANGE; AZN.SS - $45.85 - STOCKHOLM STOCK EXCHANGE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec which is losing its patent protection. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment with the support of its strong research and development effort. The company also has strong position in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $9.12 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $18.58 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $17.08 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.LN - $11.56 - LONDON STOCK EXCHANGE) is one of the world's leading consumer goods companies with operations in food, alcoholic beverages and fast food restaurants. It was formed in December 1997 through the merger of GrandMet and Guinness. Diageo owns Burger King restaurants and markets food products under the Pillsbury, Haagen Dazs and Green Giant brand names. The company's drink brands include Smirnoff, Johnnie Walker, J&B, Gordon's, Malibu, Baileys, Guinness and Tanqueray. The company recently agreed to acquire Seagram's drinks businesses, and in the future will focus its attention on its beverage activities. The company plans to divest Burger King and has agreed to merge Pillsbury into a larger food company.

GLAXOSMITHKLINE PLC (GSK.L - $24.90 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

HBOS PLC (HBOS - $11.59 - LONDON STOCK EXCHANGE) was created in September 2001, as the result of a merger of Bank of Scotland and Halifax. HBOS is a diversified financial services company that provides retail services, corporate banking and business banking. They are a major and distinctive competitor in the UK financial services market. The Bank of Scotland was one of Europe's most efficient banks with a cost income ratio of 45.6% last year. We believe these efficiencies will be transferred to HBOS following the merger.

NOVARTIS AG (NOVN.S - $36.44 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $74.61 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

SWISS RE (RUKN.S - $100.58 - VIRT-X STOCK EXCHANGE) is one of the world's largest reinsurance companies. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following the tragic events of September 2001. Swiss Re has a consistent track record of earnings growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                                 WHEN
                        ---                                 ----
      Special Chats:    Mario J. Gabelli                    First Monday of each month
                        Howard Ward                         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        FEBRUARY                            MARCH                               APRIL
                        --------                            -----                               -----
   1st Wednesday        Charles Minter & Martin Weiner      Henry van der Eb                    Susan Bryne
   2nd Wednesday        Ivan Arteaga                        Walter Walsh & Laura Linehan        Lynda Calkin
   3rd Wednesday        Tim O'Brien                         Tim O'Brien                         Caesar Bryan
   4th Wednesday        Barbara Marcin                      Barbara Marcin                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We continue to focus our attention on leading companies in developed countries outside the United States. Our investments are concentrated in companies with a solid market position, a strong financial position and motivated management. We believe that over the long term investing in excellent companies at a reasonable price is likely to result in superior investment returns. Investor confidence remains fragile in the aftermath of Argentina's default and the Enron collapse, but history tells us that the best opportunities are usually available when confidence is low.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.
                                                 Sincerely,

                                                 /S/ Caesar Bryan
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

February 8, 2002

--------------------------------------------------------------------------------
                 Average Annual Returns -- December 31, 2001 (a)
                 -----------------------------------------------
                              CLASS AAA SHARES      CLASS A SHARES      CLASS B SHARES       CLASS C SHARES
                              ----------------      --------------      --------------       --------------

  1 Year ....................     (23.72)%                (23.63)%           (24.27)%               (24.32)%
                                                          (28.04)%(c)        (29.07)%(d)            (25.28)%(d)
  5 Year ....................       4.10%                   4.12%              3.95%                  3.94%
                                                            2.89%(c)           3.70%(d)               3.94%(d)
  Life of Fund (b) ..........       7.90%                   7.91%              7.78%                  7.77%
                                                            6.93%(c)           7.78%(d)               7.77%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      MARKET
    SHARES                             COST            VALUE
    ------                             ----           ------

              COMMON STOCKS -- 97.3%
              AEROSPACE -- 1.1%
    115,000   BAE Systems plc (a) . $   703,834    $   517,298
                                    -----------    -----------
              BROADCASTING -- 2.6%
     13,000   Nippon Broadcasting
               System Inc. ........     775,785        347,169
     25,575   NRJ Group ...........     241,087        476,833
     10,000   RTL Group (New York)      599,500        392,656
                                    -----------    -----------
                                      1,616,372      1,216,658
                                    -----------    -----------
              BUILDING AND CONSTRUCTION -- 3.0%
     83,750   CRH plc (a) .........   1,214,832      1,430,757
                                    -----------    -----------
              BUSINESS SERVICES -- 2.0%
      9,333   Reuters Holdings plc,
                ADR ...............     788,276        559,887
      8,000   Secom Co. Ltd. (a) ..     612,600        400,824
                                    -----------    -----------
                                      1,400,876        960,711
                                    -----------    -----------
              COMPUTER SOFTWARE AND SERVICES -- 1.8%
     15,000   Capcom Co. Ltd. .....     480,192        397,146
      2,300   Obic Co. Ltd. .......     475,129        456,280
                                    -----------    -----------
                                        955,321        853,426
                                    -----------    -----------
              CONSUMER PRODUCTS -- 11.8%
     62,000   Altadis SA ..........     909,852      1,054,384
     18,000   Christian Dior SA ...     897,658        552,443
     76,000   Compagnie Financiere
               Richemont AG, Cl. A    1,328,627      1,412,163
      7,500   Nintendo Co. Ltd. (a)   1,035,186      1,302,754
     30,000   Shimano Inc. ........     483,343        341,065
     10,000   Swatch Group AG,
                Cl. B+ ............     872,539        898,940
                                    -----------    -----------
                                      5,527,205      5,561,749
                                    -----------    -----------
              EDUCATIONAL SERVICES -- 0.6%
     10,400   Benesse Corp. .......     609,022        269,800
                                    -----------    -----------
              ELECTRONICS -- 3.3%
      7,000   Rohm Co. Ltd. .......   1,546,617        908,515
     13,000   Tokyo Electron Ltd. .     729,093        637,800
                                    -----------    -----------
                                      2,275,710      1,546,315
                                    -----------    -----------
              ENERGY AND UTILITIES -- 4.2%
    120,000   BP plc (a) ..........   1,061,626        929,817
      7,444   Total Fina Elf SA (a)   1,123,894      1,044,122
                                    -----------    -----------
                                      2,185,520      1,973,939
                                    -----------    -----------
              ENTERTAINMENT -- 4.6%
    151,000   Publishing & Broadcasting
               Ltd. ...............   1,028,757        757,492
     22,000   Vivendi Universal
                SA+ (a) ...........   1,795,551      1,181,558
      4,000   Vivendi Universal
                SA, ADR ...........     204,623        215,160
                                    -----------    -----------
                                      3,028,931      2,154,210
                                    -----------    -----------

                                                      MARKET
    SHARES                             COST            VALUE
    ------                             ----           ------

              EQUIPMENT AND SUPPLIES -- 2.2%
     27,000   Olympus Optical Co.
                Ltd. (a) .......... $   405,044    $   386,511
     44,000   THK Co. Ltd. ........   1,351,260        641,905
                                    -----------    -----------
                                      1,756,304      1,028,416
                                    -----------    -----------
              FINANCIAL SERVICES -- 8.8%
     20,000   Aegon NV (a) ........     744,622        534,575
     14,000   Invik & Co. AB, Cl. B   1,036,830        772,759
    100,000   Irish Life & Permanent
                plc, London .......     785,097      1,022,427
     10,000   Jafco Co. Ltd. ......     964,720        600,488
    145,000   Nikko Cordial Corp.
                (a) ...............   1,072,743        644,604
     50,000   Prudential plc (a) ..     750,275        585,513
                                    -----------    -----------
                                      5,354,287      4,160,366
                                    -----------    -----------
              FINANCIAL SERVICES: BANKS -- 5.0%
    150,006   Bank of Ireland (a) .   1,035,276      1,368,194
     85,000   HBOS plc ............     822,530        984,733
                                    -----------    -----------
                                      1,857,806      2,352,927
                                    -----------    -----------
              FINANCIAL SERVICES: INSURANCE -- 6.5%
      3,300   Allianz AG (a) ......   1,208,937        777,601
    126,000   Friends Provident
                plc+ ..............     398,884        366,764
     45,000   RAS SpA .............     489,165        530,086
     14,000   Swiss Re ............   1,357,281      1,408,188
                                    -----------    -----------
                                      3,454,267      3,082,639
                                    -----------    -----------
              FOOD AND BEVERAGE -- 7.0%
    134,525   Compass Group plc ...     964,876      1,008,315
    135,000   Diageo plc (a) ......   1,158,848      1,560,981
     27,600   Interbrew SA ........     792,848        755,663
                                    -----------    -----------
                                      2,916,572      3,324,959
                                    -----------    -----------
              HEALTH CARE -- 19.2%
     14,875   AstraZeneca plc,
                London (a) ........     611,695        692,896
     14,126   AstraZeneca plc,
                Stockholm .........     532,974        647,741
     13,000   Aventis SA (a) ......     979,044        921,578
     75,140   GlaxoSmithKline
                plc (a) ...........   2,039,704      1,870,981
     52,000   Novartis AG (a) .....   1,815,864      1,894,925
     15,000   Roche Holding AG (a)    1,541,958      1,057,285
     19,000   Sanofi-Synthelabo SA      833,189      1,417,658
     12,000   Takeda Chemical
                Industries Ltd.(a)      674,966        542,957
                                    -----------    -----------
                                      9,029,394      9,046,021
                                    -----------    -----------
              METALS AND MINING -- 0.7%
     37,500   Harmony Gold Mining
                Co. Ltd.(a) .......     181,434        243,922
     15,000   Harmony Gold Mining
                Co. Ltd., ADR .....      79,800         97,650
                                    -----------    -----------
                                        261,234        341,572
                                    -----------    -----------


                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                        MARKET
    SHARES                             COST              VALUE
    ------                             ----             ------

              PUBLISHING -- 3.0%
    243,146   Independent News &
               Media plc, Dublin .. $   740,215    $   454,632
    102,037   News Corp. Ltd. (a) .     791,257        813,417
      4,000   News Corp. Ltd., ADR      124,330        127,240
                                    -----------    -----------
                                      1,655,802      1,395,289
                                    -----------    -----------
              REAL ESTATE -- 2.8%
    128,000   Cheung Kong (Holdings)
               Ltd (a). ...........   1,533,205      1,321,305
                                    -----------    -----------
              TELECOMMUNICATIONS -- 4.4%
     30,000   BT Group plc+ (a) ...     116,634        110,204
     45,000   Cable & Wireless plc      669,940        222,063
        180   Japan Telecom Co.
               Ltd. (a) ...........     600,073        537,128
    115,000   Telecom Italia SpA,
               RNC ................     442,179        614,360
     15,302   Telefonica SA, ADR+ .     695,002        613,304
                                    -----------    -----------
                                      2,523,828      2,097,059
                                    -----------    -----------
              TRANSPORTATION -- 0.4%
     15,637   Tsakos Energy
               Navigation Ltd.+ ...     188,903        200,490
                                    -----------    -----------
              WIRELESS COMMUNICATIONS -- 2.3%
     30,000   mm02 plc+ ...........      31,472         37,768
      6,000   mm02 plc, ADR+ ......      63,993         75,600
    246,376   Vodafone Group plc (a)    708,167        632,425
     12,575   Vodafone Group plc,
               ADR ................     385,781        322,926
                                    -----------    -----------
                                      1,189,413      1,068,719
                                    -----------    -----------
              TOTAL COMMON STOCKS .  51,238,638     45,904,625
                                    -----------    -----------

                                                        MARKET
    SHARES                             COST              VALUE
    ------                             ----             ------

              PREFERRED STOCKS -- 0.5%
              BROADCASTING -- 0.5%
     45,000   ProSieben Sat.1
               Media AG, Pfd. ..... $   805,822    $   230,385
                                    -----------    -----------

              WARRANTS -- 0.0%
              METALS AND MINING -- 0.0%
      5,000   Harmony Gold Mining Co.
               Ltd., ADR
               expires 06/29/03 ...           0         15,200
                                    -----------    -----------
              TOTAL
               INVESTMENTS --
               97.8% .............. $52,044,460     46,150,210
                                    ===========

              OTHER ASSETS AND LIABILITIES
               (NET) -- 2.2% ......                  1,044,243
                                                   -----------
              NET ASSETS -- 100.0% ............    $47,194,453
                                                   ===========
  --------------
              For Federal tax purposes:
              Aggregate cost ..................    $53,080,663
                                                   ===========
              Gross unrealized appreciation ...    $ 3,415,778
              Gross unrealized depreciation ...    (10,346,231)
                                                   -----------
              Net unrealized depreciation .....    $(6,930,453)
                                                   ===========
  --------------
       + Non-income producing security.
     (a) Securities fair valued under procedures established by the Board of Directors.

                                    % OF
                                   MARKET             MARKET
  GEOGRAPHIC DIVERSIFICATION        VALUE              VALUE
  --------------------------       ------          -----------
  Europe .........................  74.5%          $34,359,038
  South Africa ...................   0.8%              356,772
  Asia/Pacific Rim ...............   6.5%            3,019,453
  Japan ..........................  18.2%            8,414,947
                                   ------          -----------
                                   100.0%          $46,150,210
                                   ======          ===========

------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

Novartis AG                                 Compagnie Financiere Richemont AG
GlaxoSmithKline plc                         Swiss Re
Diageo plc                                  Vivendi Universal SA
CRH plc                                     Bank of Ireland
Sanofi-Synthelabo SA                        AstraZeneca plc

------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $52,044,460)   $46,150,210
  Receivable for Fund shares sold ........     1,279,409
  Receivable for Investments sold ........     1,218,832
  Dividends and reclaims receivable ......        80,589
  Other assets ...........................         2,413
                                             -----------
  TOTAL ASSETS ...........................    48,731,453
                                             -----------
LIABILITIES:
  Payable for Fund shares redeemed .......       204,186
  Payable for investment advisory fees ...        38,890
  Payable to custodian ...................     1,206,962
  Payable for distribution fees ..........         9,906
  Other accrued expenses and liabilities .        77,056
                                             -----------
  TOTAL LIABILITIES ......................     1,537,000
                                             -----------
  NET ASSETS applicable to  3,434,831
    shares outstanding ...................   $47,194,453
                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ............   $     3,435
  Additional paid-in capital .............    59,924,660
  Accumulated net investment income ......        11,757
  Accumulated net realized loss on investments
    and foreign currency transactions ....    (6,851,953)
  Net unrealized appreciation on foreign
    currency transactions                            804
  Net unrealized depreciation on investments  (5,894,250)
                                             -----------
  TOTAL NET ASSETS .......................   $47,194,453
                                             ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ...................     3,433,186
                                             ===========
  Net Asset Value, offering and redemption
    price per share ......................        $13.74
                                                  ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) ...................            74
                                                  ======
  Net Asset Value and redemption
    price per share ......................        $13.74
                                                  ======
  Maximum sales charge ..................          5.75%
                                                  ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of 5.75%
    of the offering price at December 31, 2001)   $14.58
                                                  ======
  CLASS B:
  Shares of capital stock
    outstanding ($0.001 par value) .......         1,290
                                                  ======
  Net Asset Value, offering and redemption
    price per share ......................        $13.73(a)
                                                  ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) ...................           281
                                                  ======
  Net Asset Value, offering and redemption
    price per share ......................        $13.74(a)
                                                  ======
-------------------
(a)Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign
        taxes of $78,448) ..............    $  1,588,945
  Interest .............................          21,602
                                            ------------
  TOTAL INVESTMENT INCOME ..............       1,610,547
                                            ------------
EXPENSES:
  Investment advisory fees .............         537,614
  Distribution fees ....................         134,560
  Registration fees ....................          68,883
  Shareholder services fees ............          61,875
  Custodian fees .......................          57,912
  Shareholder communications expenses ..          49,035
  Legal and audit fees .................          45,021
  Interest expense .....................          31,263
  Directors' fees ......................           7,929
  Miscellaneous expenses ...............           5,087
                                            ------------
  TOTAL EXPENSES .......................         999,179
                                            ------------
  NET INVESTMENT INCOME ................         611,368
                                            ------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions ..      (6,026,828)
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions .......................      (9,677,891)
                                            ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .......................     (15,704,719)
                                            ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ....................    $(15,093,351)
                                            ============


                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                 ----------------   -----------------
OPERATIONS:
  Net investment income / (loss) ..............................................  $    611,368        $   (460,082)
  Net realized gain (loss) on investments and foreign currency transactions ...    (6,026,828)          2,351,668
  Net change in unrealized appreciation/depreciation of investments
    and foreign currency transactions .........................................    (9,677,891)        (14,018,070)
                                                                                 ------------        ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   (15,093,351)        (12,126,484)
                                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA .................................................................      (586,033)                 --
    Class A ...................................................................           (14)                 --
    Class B ...................................................................          (117)                 --
    Class C ...................................................................           (20)                 --
                                                                                 ------------        ------------
                                                                                     (586,184)                 --
                                                                                 ------------        ------------
  Net realized gain on investments
    Class AAA .................................................................       (93,980)         (2,329,168)
    Class A ...................................................................            (2)                 --
    Class B ...................................................................           (37)                 --
    Class C ...................................................................            (8)               (183)
                                                                                 ------------        ------------
                                                                                      (94,027)         (2,329,351)
                                                                                 ------------        ------------
  In excess of net realized gain on investments
    Class AAA .................................................................            --            (286,012)
    Class A ...................................................................            --                  --
    Class B ...................................................................            --                  --
    Class C ...................................................................            --                 (22)
                                                                                 ------------        ------------
                                                                                           --            (286,034)
                                                                                 ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................      (680,211)         (2,615,385)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA .................................................................    (3,124,768)         31,909,089
    Class A ...................................................................         9,231               1,454
    Class B ...................................................................        21,564                  --
    Class C ...................................................................             2               9,862
                                                                                 ------------        ------------
    Net increase (decrease) in net assets from capital share transactions .....    (3,093,971)         31,920,405
                                                                                 ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS .......................................   (18,867,533)         17,178,536
NET ASSETS:
    Beginning of period .......................................................    66,061,986          48,883,450
                                                                                 ------------        ------------
    End of period (including undistributed net investment income of $11,757
      and $0, respectively) ...................................................  $ 47,194,453        $ 66,061,986
                                                                                 ============        ============


                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund is informed of the ex-dividend date. During the year ended December 31, 2001, dividend income of $891,195 was recognized from the taxable spin-off of a foreign security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment income for $13,427 and increase accumulated net realized loss on investments, futures contracts and foreign currency transactions for $60,999 with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                  DISTRIBUTIONS PAID FROM:
                  Ordinary income
                    (inclusive of short term capital gains) ........   $676,975
                  Net long term capital gains ......................      3,236
                                                                       --------
                  Total taxable distributions paid .................   $680,211
                                                                       ========

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001, of $5,815,750. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Undistributed ordinary income
                    (inclusive of short term capital gains) .....  $     11,757
                  Accumulated capital loss carryforwards ........    (5,815,750)
                  Net unrealized depreciation ...................    (6,929,649)
                                                                   ------------
                  Total accumulated loss ........................  $(12,733,642)
                                                                   ============
3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each Class of Shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $134,351 for Class AAA Shares, or 0.25% of average daily net assets, the annual limitation under its Plan. Class B and Class C Shares incurred distribution costs of $167 and $42, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $16,831,802 and $22,245,885, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $105 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2001, Gabelli & Company, Inc. informed the Fund that it received $16 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The average daily amount of borrowings outstanding within the year ended December 31, 2001, was $343,074, with a related weighted average interest rate of 5.35%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $3,263,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Class A Shares, Class B Shares, and Class C Shares were first offered on March 9, 2000. Transactions in shares of capital stock were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2001           DECEMBER 31, 2000
                                                                ------------------------   ------------------------
                                                                  SHARES       AMOUNT         SHARES      AMOUNT
                                                                ---------- -------------   ---------- -------------
                                                                        CLASS AAA                   CLASS AAA
                                                                ------------------------   ------------------------
Shares sold ................................................     6,525,890 $ 101,310,342    8,381,014 $ 173,477,504
Shares issued upon reinvestment of dividends ...............        48,514      657,295       141,068     2,539,231
Shares redeemed ............................................    (6,753,640) (105,092,405)  (7,051,841) (144,107,646)
                                                                ---------- -------------   ---------- -------------
   Net increase (decrease) .................................      (179,236)$  (3,124,768)   1,470,241 $  31,909,089
                                                                ========== =============   ========== =============

                                                                         CLASS A                    CLASS A*
                                                                ------------------------   ------------------------
Shares sold ................................................        11,752 $     159,580          188 $       4,886
Shares reinvestment ........................................             1            16           --            --
Shares redeemed ............................................       (11,679)$    (150,365)        (188)       (3,432)
                                                                ---------- -------------   ---------- -------------
   Net increase ............................................            74         9,231           -- $       1,454
                                                                ========== =============   ========== =============

                                                                         CLASS B                     CLASS B
                                                                ------------------------   ------------------------
Shares sold ................................................         1,286 $      21,506           --            --
Shares reinvestment ........................................             4            58           --            --
Shares redeemed ............................................            --            --           --            --
                                                                ---------- -------------   ---------- -------------
   Net increase ............................................         1,290 $      21,564           --            --
                                                                ========== =============   ========== =============

                                                                         CLASS C                     CLASS C
                                                                ------------------------   ------------------------
Shares sold ................................................            68 $       1,100       96,814 $   1,804,841
Shares issued upon reinvestment of dividends ...............             2            28           11           205
Shares redeemed ............................................           (72)       (1,126)     (96,542)   (1,795,184)
                                                                ---------- -------------   ---------- -------------
   Net increase (decrease) .................................            (2)$           2          283 $       9,862
                                                                ========== =============   ========== =============

*As of December 31, 2000, there were no Class A Shares outstanding.

THE GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                    INCOME
                          FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                      ------------------------------------- ------------------------------------
                                        Net
            Net Asset              Realized and    Total                  Net                   Net Asset
  Period      Value,     Net        Unrealized     from        Net      Realized                  Value,
   Ended    Beginning Investment  Gain (Loss) on Investment Investment  Gain on       Total       End of   Total
December 31 of Period Gain (Loss)   Investments  Operations   Income   Investments Distributions  Period  Return+
----------- --------- ----------- -------------- ---------- ---------- ----------- ------------- -------- -------
CLASS AAA
   2001(a)    $18.29   $ 0.17        $(4.51)      $(4.34)    $(0.18)    $(0.03)      $(0.21)     $13.74   (23.7)%
   2000(a)     22.82    (0.13)        (3.65)       (3.78)        --      (0.75)       (0.75)      18.29   (16.5)
   1999        15.63    (0.09)         8.25         8.16      (0.10)     (0.87)       (0.97)      22.82    52.4
   1998        14.40    (0.02)         2.51         2.49      (0.03)     (1.23)       (1.26)      15.63    17.4
   1997        13.42    (0.13)         1.11         0.98         --         --           --       14.40     7.3
CLASS A
   2001(a)(b) $14.88   $(0.23)       $(0.69)      $(0.92)    $(0.19)    $(0.03)      $(0.22)     $13.74    (6.2)%
CLASS B
   2001(a)(d) $17.68   $ 0.12        $(3.95)      $(3.83)    $(0.09)    $(0.03)      $(0.12)     $13.73   (21.7)%
CLASS C
   2001(a)    $18.28   $ 0.07        $(4.51)      $(4.44)    $(0.07)    $(0.03)      $(0.10)     $13.74   (24.3)%
   2000(a)(e)  25.94    (0.12)        (6.79)       (6.91)        --      (0.75)       (0.75)      18.28   (26.6)

[TABLE CONTINUED]

               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------
                            Net
            Net Assets   Investment       Operating
  Period      End of  Income (Loss) to   Expenses to    Portfolio
   Ended      Period     Average Net     Average Net    Turnover
December 31 (in 000's)    Assets(f)    Assets (f)(g)(h)   Rate
----------- ---------- --------------  ---------------- ---------
CLASS AAA
   2001(a)   $47,172      1.14%             1.86%          31%
   2000(a)    66,057    (0.68)              1.77           62
   1999       48,883    (0.62)              1.90           74
   1998       26,791    (0.14)              1.98           52
   1997       18,133    (0.82)              2.46           63
CLASS A
   2001(a)(b)$     1    (3.85)%(c)          1.86%(c)       31%
CLASS B
   2001(a)(d)$    18      0.82%(c)          2.60%(c)       31%
CLASS C
   2001(a)   $     4      0.43%             2.64%          31%
   2000(a)(e)      5    (1.43)(c)           2.52(c)        62
------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the average daily shares outstanding method.
(b) Financial Highlight information is presented from July 25, 2001, which was the subscription date when Class A Shares were continuously outstanding. Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000, but Financial Highlights are not presented for Class A Shares for this period, since the information is not considered meaningful.
(c) Annualized.
(d) Commencement of offering of Class B Shares was March 9, 2000. Financial Highlights for Class B Shares is shown as of January 17, 2001, which was the subscription date when Class B Shares were continuously outstanding.
(e) From commencement of offering of Class C Shares on March 9, 2000.
(f) The Fund incurred interest expense for the year ended December 31, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.80%, 2.56% and 2.59% for Class AAA, Class B and Class C Shares, respectively.
(g) The Fund incurred interest expense for the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.75% and 2.50% for Class AAA and Class C Shares, respectively.
(h) The Fund incurred interest expense for the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively.


                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli International Growth Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP

New York, New York
February 8, 2002

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of short-term capital gains) totaling $0.2082, $0.2166, $0.1187 and $0.0997 per share for Class AAA, Class A, Class B and Class C, respectively, and long-term capital gains totaling $0.001 per share for each class. For the fiscal year ended December 31, 2001, none of the distribution qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

THE GABELLI INTERNATIONAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli International Growth Fund, Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to Gabelli International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580.

                          TERM OF          NUMBER OF
NAME, POSITION(S)        OFFICE AND      FUNDS IN FUND
    ADDRESS 1             LENGTH OF     COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
    AND AGE             TIME SERVED 2     BY DIRECTOR        DURING PAST FIVE YEARS                       HELD BY DIRECTOR
----------------        -------------   ----------------    ------------------------                     -------------------
INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI        Since 1994           21          Chairman of the Board and Chief Executive    Director of Morgan Group
Director                                                 Officer of Gabelli Asset Management Inc.     Holdings, Inc. (transportation
Age: 59                                                  and Chief Investment Officer of Gabelli      services); Vice Chairman of
                                                         Funds, LLC and GAMCO Investors, Inc.;        Lynch Corporation (diversified
                                                         Chairman and Chief Executive Officer of      manufacturing)
                                                         Lynch Interactive Corporation (multimedia
                                                         and services)

KARL OTTO POHL          Since 1994           30          Member of the Shareholder Committee of Sal   Director of Gabelli
Director                                                 Oppenheim Jr. & Cie (private investment      Asset Management Inc.
Age: 72                                                  bank); Former President of the               (investment management);
                                                         Deutsche Bundesbank and Chairman of its      Chairman, Incentive Capital
                                                         Central Bank Council (1980-1991)             and Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal Oppenheim
                                                                                                      Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
ANTHONY J. COLAVITA     Since 1994           32          President and Attorney at Law in the law firm             --
Director                                                 of Anthony J. Colavita, P.C.
Age: 66

WERNER J. ROEDER, MD    Since 1994           26          Medical Director of Lawrence Hospital and                 --
Director                                                 practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS   Since 1994           17          Managing Director of BALMAC                  Director of Spinnaker
Director                                                 International, Inc.                          Industries, Inc.
Age: 67

OFFICERS:
BRUCE N. ALPERT         Since 1994           --          Executive Vice President and Chief                        --
Vice President                                           Operating Officer of Gabelli Funds, LLC
and Treasurer                                            since 1988 and an officer of all mutual
Age: 50                                                  funds advised by Gabelli Funds, LLC and
                                                         its affiliates. Director and President of
                                                         Gabelli Advisers, Inc.

JAMES E. MCKEE          Since 1995           --          Vice President, General Counsel and                       --
Secretary                                                Secretary of Gabelli Asset Management Inc.
Age: 38                                                  since 1999 and GAMCO Investors, Inc. since
                                                         1993; Secretary of all mutual funds advised
                                                         by Gabelli Advisers, Inc. and Gabelli Funds,
                                                         LLC

----------------------------
1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

[PHOTO OMITTED]
[PHOTO OF MARIO J. GABELLI, CFA OMITTED]

           GABELLI INTERNATIONAL GROWTH FUND, INC.
                    One Corporate Center
                  Rye, New York 10580-1422
                        1-800-GABELLI
                      [1-800-422-3554]
                     FAX: 1-914-921-5118
                   HTTP://WWW.GABELLI.COM
                  E-MAIL: INFO@GABELLI.COM
      (Net Asset Value may be obtained daily by calling
               1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

               OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
                   Willkie Farr & Gallagher


--------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------
GAB009Q401SR